EXHIBIT 10.5a

AMENDMENT NO. 1 TO
CHANGE OF CONTROL SEVERANCE AGREEMENT

     WHEREAS, Matthew S. Melius (“Executive”) and Metris Companies Inc. (“Company”) (collectively, the “Parties”) entered into a Change of Control Severance Agreement dated April 21, 1998 (“Agreement”); and

     WHEREAS, Section 10.6 of the Agreement provides that such Agreement may be amended by written instrument executed by the Company and the Executive; and

     WHEREAS, the Parties desire to amend the Agreement in certain respects;

     NOW, THEREFORE, IT IS HEREBY AGREED that Section 5.1(d) of the Agreement is amended effective March 10, 2005, to substitute the word “two” for the word “one” where the latter appears therein; and

     IT IS FURTHER AGREED that Section 2.6(a) of the Agreement is amended effective March 10, 2005, to substitute “50%” for “25%” where the latter appears therein.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement this 10th day of March, 2005.

EXECUTIVE	METRIS COMPANIES INC.

/s/Matthew S. Melius	/s/David D. Wesselink
MATTHEW S. MELIUS	DAVID D. WESSELINK
Chairman and CEO